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                                                                   EXHIBIT 10.13

                                  [FORTIS LOGO]

April 29, 2002


Ascent Energy, Inc.
1700 Redbud Boulevard, Suite 450
McKinney, Texas  75069


         Re: Third Amendment to Loan Agreement

Gentlemen:

         This Third Amendment to the Loan Agreement (the "Amendment") sets forth the amended terms of the financing transaction by and among ASCENT ENERGY, INC., a Delaware corporation ("Borrower"), FORTIS CAPITAL CORP., a Connecticut corporation as Agent ("Agent") and as a Lender, and the other Lenders.

         WHEREAS, Borrower and Fortis Capital Corp., as Agent, entered into a Loan Agreement dated as of July 27, 2001, as amended (the "Loan Agreement"); and


         WHEREAS, the Borrower has requested that the Agent make certain amendments to the Loan Agreement in order to enable the LC Issuer to issue additional Letters of Credit on behalf of Borrower, and the Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

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         1. DEFINED TERMS. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Loan Agreement. Unless otherwise specified, all section references herein refer to sections of the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  2.1 Commitments to Lend. The following sentence is added to the end of Subsection 2(a).

                           "The Lenders shall have no obligation to make Loans
                  hereunder if, after giving effect such Loan, the aggregate amount of outstanding Loans, plus the amount of existing LC Obligations, plus the face amount of outstanding Special Letters of Credit would exceed $50,000,000."

                  2.2 Letters of Credit. Subsection (g) is added to Section 7 as follows:

                           "(g) Special LC Line

                                    (i) In addition to Letters of Credit which
                           may be issued pursuant to Subsection (a) of this
                           Section 7, Borrower may request the Agent to arrange for the issuance by the LC Issuer of one or more standby letters of credit referred to herein as "Special Letters of Credit" on the following terms:

                                             (1) the aggregate face amount of
                                    Special Letters of Credit which may be
                                    issued hereunder is $5,000,000.00;

                                             (2) the face amount of such Special
                                    Letters of Credit shall not be limited by the Borrowing Base and shall not be counted towards Facility Usage;

                                             (3) Special Letters of Credit may
                                    only be used for purposes of supporting
                                    Hedging Contracts entered into by the
                                    Borrower as permitted hereunder and shall be issued in favor of the counterparty to such Hedging Contracts;


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                                             (4) Special Letters of Credit may
                                    only be issued prior to April 29, 2003, and the expiration date of any such Special Letter of Credit shall be prior to April 29, 2003; and

                                             (5) except as noted above, the
                                    provisions of Subsections (a) through (f) of this Section 7 shall apply to Special Letters of Credit hereunder, except that the fee payable under Subsection (d) shall be two and one-half percent (2.50%) per annum."


         2.3 Hedging Restrictions

                           (a) Section 16(n) is amended to read as follows:

                                    "(n) Hedging Transactions.

                                             (i) No Restricted Person will enter
                                    into hedging transactions involving more than 95% of such Restricted Person's scheduled production for its proved, developed, producing ("PDP") oil or gas properties at any time during the next twelve (12) months as determined by such Restricted Person's most recent quarterly report described in clause (ii) below.

                                             (ii) The Borrower shall furnish to
                                    Agent within fifteen (15) days following the end of each calendar quarter a report (in a form to be agreed upon) showing for each Restricted Person (y) the scheduled production for its PDP oil and gas properties for the next twelve months, and
                                    (z) the notional volumes under each
                                    commodity hedging contract in place for the next twelve months with respect to oil and gas.

                                             (iii) The report described in
                                    clause (ii) above shall (x) show scheduled production and the notional volumes for the commodity hedging contracts for oil and

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                                    gas separately, (y) include a calculation of
                                    the notional volumes under all commodity hedging contracts as a percentage of scheduled production for oil and gas separately, and (z) be certified by an officer of such Restricted Person attesting to compliance with clause (i) above."

         3. BORROWING BASE REDETERMINATION. Pursuant to Section 9 of the Loan Agreement, effective as of the date hereof, and until redetermined pursuant to
Section 9 of the Loan Agreement, the Borrowing Base is $45,000,000.

         4. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon receipt by Agent of:

                  (a) A Confirmation of Guaranty executed by Forman and the Restricted Subsidiaries party to the Subsidiary Guaranty;

                  (b) An amendment fee equal to $10,000.00;

                  (c) A Compliance Certificate executed by Borrower; and

                  (d) An Incumbency Certificate executed by Borrower.

         5. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                  (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and Agent agree that the Loan Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

                  (b) In order to induce the Agent to enter into this Amendment, the Borrower represents and warrants to the Agent that:

                           (i) The representations and warranties contained in
                  Section 11 of the Loan Agreement are true and correct in all material respects

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                  at and as of the time of the effectiveness hereof (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated by this Amendment).

                           (ii) Each Restricted Person is duly authorized to
                  execute and deliver each Loan Document to the extent a party thereto and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement as amended hereby. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of each Loan Document to which it is a party and to authorize the performance of the obligations of each Restricted Person thereunder.

         6. BENEFITS. This Amendment shall be binding upon and inure to the benefit of the Lenders and Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Lenders, assign any rights, powers, duties or obligations under this Amendment, the Loan Agreement or any of the other Loan Documents.

         7. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         8. INVALID PROVISIONS. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         9. ENTIRE AGREEMENT. The Loan Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

         10. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the


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Loan Agreement to the Loan Agreement shall mean a reference to the Loan
Agreement as amended hereby.

         11. COUNTERPARTS. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

         If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning this Amendment to the undersigned.


                                    Very truly yours,

                                    FORTIS CAPITAL CORP., AS AGENT AND LENDER


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------



ACCEPTED as of the date
first written above.

BORROWER:

ASCENT ENERGY, INC.

By:
    ----------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------


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                             COMPLIANCE CERTIFICATE

                                 April 29, 2002

         Reference is made to that certain Loan Agreement dated as of July 27, 2001 between Ascent Energy, Inc. ("Borrower") and Fortis Capital Corp ("Agent") as amended by the Second Amendment to the Loan Agreement dated the date hereof (the "Loan Agreement"). Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, Jeffrey Clarke, Borrower's president, hereby certifies in the name, and on behalf, of Borrower that Borrower has made a thorough inquiry into all matters certified herein and based upon such inquiry, does hereby further certify that:

         1. All representations and warranties made by any Restricted Person in any Loan document delivered on or before the date hereof (including, without limitation, the representations and warranties contained in Section 5 of the Amendment) are true in all material respects on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Loan Agreement) as if such representations and warranties had been made as of the date hereof.

         2. No Event of Default exists on the date hereof.

         3. Each Restricted Person has performed and complied with all agreements and conditions required in the Loan Document to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first above written.



                                    ASCENT ENERGY, INC.


                                    By:
                                         ---------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


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                            CONFIRMATION OF GUARANTY

         Reference is made to the Loan Agreement dated July 27, 2001 between FORTIS CAPITAL CORP. ("Agent") and ASCENT ENERGY, INC. ("Borrower") (the "Loan Agreement"). The undersigned Guarantor hereby confirms that its guaranty under the Guaranty between the undersigned Guarantor and Agent continues in full force and effect notwithstanding the Third Amendment to the Loan Agreement dated as of April 29, 2002 between Agent and Borrower, which Third Amendment to the Loan Agreement is hereby accepted and consented to by such Guarantor. In accordance herewith, the aforesaid guaranty shall be deemed to cover and secure the Obligations at any time due from Borrower to Agent pursuant to the Loan Agreement as the latter has been amended and supplemented by the Third Amendment to the Loan Agreement. This Confirmation of Guaranty shall be governed by and construed in accordance with the laws of Texas.

Dated this 29th day of April, 2002.



                                  FORMAN PETROLEUM CORPORATION



                                  By:
                                       -----------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Title:
                                          --------------------------------------


ACCEPTED as of the date first
above written.

BORROWER:

ASCENT ENERGY, INC.

By:
   -----------------------------------------------------------
Name:
       -------------------------------------
Title:
        ------------------------------------


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INCUMBENCY CERTIFICATE

                                 April 29, 2001

         Reference is made to that certain Loan Agreement dated as of July 27, 2001 between Ascent Energy, Inc. ("Borrower") and Fortis Capital Corp ("Agent") as amended by the Third Amendment to the Loan Agreement dated the date hereof (the "Loan Agreement"). Terms which are defined in the Loan Agreement and which are used but not defined herein shall have the meanings given them in the Loan Agreement. The undersigned, Borrower's Secretary, hereby certifies in the name, and on the behalf, of Borrower that Jeffrey Clarke is the duly elected, qualified, and acting president of Borrower.



                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------